Risks arising from financial instruments	12 Months Ended
Dec. 31, 2025
Text Block1 [Abstract]
Risks arising from financial instruments
27. Risks arising from financial instruments
A)   FINANCIAL ASSETS AND LIABILITIES
The table below presents the company’s financial assets and liabilities as of the reporting dates indicated.

	31 December 2025				31 December 2024

Million US dollar	At amortized cost	At fair value through profit or loss	At fair value through OCI	Total	At amortized cost	At fair value through profit or loss	At fair value through OCI	Total

Cash and cash equivalents	11 638	-	-	11 638	11 174	-	-	11 174
Trade and other receivables	5 406	-	-	5 406	4 714	-	-	4 714
Investment securities	27	306	134	467	30	221	138	389
Foreign exchange derivatives	-	26	38	63	-	23	433	457
Commodities	-	-	439	439	-	-	106	106
Cross currency interest rate swaps	-	-	214	214	-	-	249	249
Interest rate swaps	-	11	-	11	-	3	-	3
Financial assets	17 070	343	825	18 239	15 918	247	927	17 092
Non-current	499	-	279	778	382	-	399	781
Current	16 571	343	546	17 460	15 536	247	528	16 311

Trade and other payables	21 348	241	-	21 589	20 037	288	-	20 325
Non-current interest-bearing loans and borrowings	70 938	1 191	-	72 128	69 011	1 709	-	70 720
Current interest-bearing loans and borrowings	885	-	-	885	1 449	-	-	1 449
Bank overdrafts	14	-	-	14	-	-	-	-
Equity swaps	-	5 481	-	5 481	-	5 614	-	5 614
Foreign exchange derivatives	-	127	435	563	-	30	22	52
Commodities	-	-	46	46	-	-	70	70
Cross currency interest rate swaps	-	-	205	205	-	-	55	55
Interest rate swaps	-	102	-	102	-	94	-	94
Financial liabilities	93 184	7 143	686	101 013	90 497	7 735	147	98 379
Non-current	71 678	1 320	183	73 182	69 494	1 933	66	71 492
Current	21 506	5 822	503	27 831	21 003	5 802	82	26 887

B)   DERIVATIVES
AB InBev’s activities expose it to a variety of financial risks: market risk (including currency risk, fair value interest rate risk, cash flow interest risk, commodity risk and equity risk), credit risk and liquidity risk. The company analyses each of these risks individually as well as on a combined basis and defines strategies to manage the economic impact on the company’s performance in line with its financial risk management policy.
AB InBev primarily uses the following derivative instruments: foreign exchange forwards, currency options, currency futures, interest rate swaps, cross currency interest rate swaps (“CCIRS”), commodity swaps, commodity futures and equity swaps.
The table below provides an overview of the notional amounts of derivatives outstanding as of the dates indicated by maturity bucket.

	31 December 2025					31 December 2024

Million US dollar	< 1 year	1-2 years	2-3 years	3-5 years	> 5 years	< 1 year	1-2 years	2-3 years	3-5 years	> 5 years

Foreign currency
Foreign exchange forwards	10 498	344	-	-	-	8 867	300	150	-	-
Other foreign exchange derivatives	315	-	-	-	-	385	-	150	400	-

Interest rate
Interest rate swaps	1 191	-	-	-	-	1 791	-	-	-	-
Cross currency interest rate swaps	510	2 593	2 010	2 025	715	1 558	510	2 593	3 598	690

Commodities
Aluminum swaps	2 250	62	-	-	-	1 841	-	-	-	-
Other commodity derivatives	591	39	-	-	-	630	26	-	-	-

Equity
Equity derivatives	11 898	-	-	-	-	10 520	-	-	-	-

C)   FOREIGN CURRENCY RISK
AB InBev is subject to foreign currency risk when contracts are denominated in a currency other than the functional currency of the entity. This includes borrowings, investments, (forecasted) sales, (forecasted) purchases, royalties, dividends, licenses, management fees and interest expense/income. To manage foreign currency risk, the company uses mainly foreign exchange forwards, currency options, currency futures and cross currency interest rate swaps.
Foreign exchange risk on operating activities
AB InBev’s policy is to hedge operating transactions which are reasonably expected to occur (e.g., cost of sales and selling, general & administrative expenses) within the forecast period determined in the financial risk management policy. Operating transactions that are considered certain to occur are hedged without any time limits. Non-operating transactions (such as acquisitions and disposals of subsidiaries) are hedged as soon as they are highly probable.
The table below shows the company’s main net foreign currency positions for firm commitments and forecasted transactions for the most important currency pairs. The open positions are the result of the application of AB InBev’s risk management policy. Positive amounts indicate that the company is long (net future cash inflows) in the first currency of the currency pair while negative amounts indicate that the company is short (net future cash outflows) in the first currency of the currency pair. The second currency of the currency pairs listed is the functional currency of the related subsidiary.

	31 December 2025			31 December 2024 1

Million US dollar	Total exposure	Total hedges	Open position	Total exposure	Total hedges	Open position

US dollar/Brazilian real	(1 682)	1 671	(11)	(1 823)	1 456	(367)
US dollar/Mexican peso	(1 203)	1 182	(21)	(1 250)	1 092	(158)
US dollar/Colombian peso	(494)	460	(34)	(504)	482	(22)
US dollar/South African rand	(385)	388	3	(373)	333	(40)
US dollar/Canadian dollar	(317)	312	(5)	(286)	243	(43)
US dollar/Argentine peso	(274)	-	(274)	(326)	-	(326)
US dollar/Honduran lempira	(226)	-	(226)	(225)	-	(225)
US dollar/Peruvian nuevo sol	(194)	199	5	(236)	215	(21)
US dollar/South Korean won	(182)	190	8	(160)	116	(44)
US dollar/Chinese yuan	(179)	201	22	(66)	52	(14)
US dollar/Chilean peso	(164)	151	(13)	(144)	127	(17)
US dollar/Paraguayan guarani	(150)	142	(8)	(144)	127	(17)
US dollar/Euro	(130)	128	(2)	(126)	106	(20)
US dollar/Indian rupee	(120)	115	(5)	(113)	69	(44)
US dollar/Dominican peso	(119)	-	(119)	(129)	-	(129)
US dollar/Bolivian boliviano	(112)	-	(112)	(104)	-	(104)
Euro/South African rand	(136)	133	(3)	(108)	111	3
Euro/Mexican peso	(123)	89	(34)	(91)	92	1
Mexican peso/Euro	(118)	97	(21)	(153)	132	(21)
Others	(502)	452	(50)	(567)	441	(126)
Further analysis on the impact of open currency exposures is performed in the currency sensitivity analysis below.
Hedges of firm commitments and highly probable forecasted transactions denominated in foreign currency are designated as cash flow hedges.
Net losses on hedging instruments reported in the finance line in 2025 amounted to (0.3) billion US dollar and were largely related to foreign-currency hedges associated with commodity purchases, deemed operating in nature.
Foreign exchange risk on foreign currency denominated debt
AB InBev’s policy is to have the debt in the subsidiaries as much as possible linked to the functional currency of the subsidiary. To the extent this is not the case, foreign exchange risk is managed using derivatives unless the cost to hedge outweighs the benefits. Interest rate decisions and currency mix of debt and cash are decided on a global basis and take into consideration a holistic risk management approach.
A description of the foreign currency risk hedging of debt instruments issued in a currency other than the functional currency of the subsidiary is further detailed in the
Interest Rate Risk
section below.

1
Amended to conform to the 2025 presentation.

Currency sensitivity analysis
Currency transactional risk
Most of AB InBev’s non-derivative financial instruments are either denominated in the functional currency of the subsidiary or are converted into the functional currency through the use of derivatives. Where illiquidity in the local market prevents hedging at a reasonable cost, the company can have open positions. The transactional foreign currency risk mainly arises from open positions in Argentine peso, Honduran lempira, Dominican peso and Bolivian boliviano against the US dollar.
The company uses a sensitivity analysis to estimate the impact in its consolidated income statement and other comprehensive income of a strengthening or a weakening of the US dollar against the other group currencies. In case the open positions remain unchanged and with all other variables held constant, a 10% strengthening or weakening of the US dollar against other currencies could lead to an estimated decrease/increase on the consolidated profit before tax of approximately 91m US dollar over the next 12 months (31 December 2024: 169m US dollar; 31 December 2023: 98m US dollar). Applying a similar sensitivity on the total derivatives positions could lead to a negative/positive pre-tax impact on
equity reserves of 516m US dollar (31 December 2024: 446m US dollar). The results of the sensitivity analysis should not be considered as projections of likely future events, as the gains or losses from exchange rates in the future may differ due to developments in the global financial markets.
Foreign exchange risk on net investments in foreign operations
AB InBev mitigates exposures of its investments in foreign operations using both derivative and non-derivative financial instruments as hedging instruments.
As of 31 December 2025, designated derivative financial instruments in net investment hedges applied on the company’s debt amount to 7 239m US dollar equivalent (31 December 2024: 7 835m US dollar). These instruments hedge foreign operations with Chinese yuan, Canadian dollar, South Korean won and Mexican peso functional currencies.
Net foreign exchange results
Foreign exchange results recognized on hedged and unhedged exposures are as follows:

Million US dollar	2025	2024	2023
Hedged (economic hedges)	93	(186)	70
Not hedged	(479)	40	(423)
	(386)	(147)	(353)
Out of the net (0.4) billion US dollar foreign exchange losses reported in the finance line in 2025, approximately (0.2) billion US dollar was related to foreign exchange exposures that are deemed operating in nature.
D) INTEREST RATE RISK
The company applies a dynamic interest rate hedging approach whereby the target mix between fixed and floating rate debt is reviewed periodically. The purpose of AB InBev’s policy is to achieve an optimal balance between the cost of funding and the volatility of financial results, while taking into account market conditions as well as AB InBev’s overall business strategy.
Fair value hedges
US dollar fixed rate bond hedges (interest rate risk on borrowings in US dollar)
The company manages and reduces the impact of changes in the US dollar interest rates on the fair value of certain fixed rate bonds with an aggregate principal amount of 1.2 billion US dollar through fixed/floating interest rate swaps. These derivative instruments have been designated in fair value hedge accounting relationships.
Cash flow hedges
Pound sterling bond hedges (foreign currency risk and interest rate risk on borrowings in pound sterling)
In May 2017, the company issued a pound sterling bond for 700m pound sterling at a rate of 2.25% per year and maturing in May 2029, and issued a pound sterling bond for 900m pound sterling at a rate of 2.85% per year and maturing in May 2037. These bonds have a principal outstanding as of 31 December 2025 of 232m and 156m pound sterling, respectively.
The impact of changes in the pound sterling exchange rate and interest rate on these bonds is managed and reduced through pound sterling fixed/euro fixed cross currency interest rate swaps. These derivative instruments have been designated in cash flow hedge relationships.

Interest rate sensitivity analysis
The table below reflects the effective interest rates of interest-bearing financial liabilities at the reporting date as well as the currency in which the debt is denominated.

31 December 2025 Interest-bearing financial liabilities Million US dollar	Before hedging		After hedging
	Effective interest rate	Amount	Effective interest rate	Amount

Floating rate
US dollar	-	-	4.9%	1 193
Other	11.0%	334	10.9%	333
		334		1 527
Fixed rate
US dollar	5.3%	41 499	5.6%	32 965
Euro	2.7%	28 593	2.6%	29 274
Chinese yuan	3.8%	38	2.7%	2 768
Canadian dollar	4.5%	566	4.3%	2 668
South Korean won	5.3%	39	2.7%	2 049
Mexican peso	13.2%	225	13.2%	225
Pound sterling	2.5%	567	2.7%	37
Other	9.6%	1 165	9.5%	1 515
		72 693		71 500

31 December 2024 Interest-bearing financial liabilities Million US dollar	Before hedging		After hedging
	Effective interest rate	Amount	Effective interest rate	Amount

Floating rate
US dollar	-	-	5.3%	1 792
Other	11.2%	184	11.2%	184
		184		1 975
Fixed rate
US dollar	5.1%	46 192	5.4%	36 780
Euro	2.5%	22 653	2.5%	23 530
Chinese yuan	3.2%	41	2.6%	2 921
Canadian dollar	4.5%	555	4.4%	2 657
South Korean won	4.9%	40	2.3%	2 200
Mexican peso	15.7%	239	10.8%	1 239
Pound sterling	3.3%	1 154	2.6%	34
Other	8.6%	1 111	10.1%	833
		71 986		70 195
As of 31 December 2025, the total carrying amount of the floating and fixed rate interest-bearing financial liabilities before hedging as presented above included bank overdrafts of 14m US dollar (31 December 2024: nil). Of the company’s interest-bearing financial liabilities, 1 527m US dollar or 2.1% bore interest at a variable rate.
The sensitivity analysis has been prepared based on the exposure to interest rates for the floating rate debt after hedging, assuming the amount of liability outstanding at reporting date was outstanding for the whole year. The company estimates that an increase or decrease of 100 basis points represents a reasonably possible change in applicable interest rates. Accordingly, if interest rates had been higher/lower by 100 basis points, with all other variables held constant, the interest expense would have been 15m US dollar higher/lower (31 December 2024: 20m US dollar; 31 December 2023: 26m US dollar). This impact would have been more than offset by 112m US dollar higher/lower interest income on interest-bearing financial assets (31 December 2024: 105m US dollar; 31 December 2023: 96m US dollar). Additionally, the pre-tax impact on equity reserves from the market value of hedging instruments would not have been significant.

Interest expense
Interest expense recognized on unhedged and hedged financial liabilities was as follows:

Million US dollar	2025	2024	2023
Financial liabilities measured at amortized cost – not hedged	(3 250)	(3 492)	(3 722)
Fair value hedges	(31)	(30)	(22)
Cash flow hedges	26	29	28
Net investment hedges - hedging instruments (interest component)	58	49	10
Economic hedges	3	2	-
	(3 194)	(3 443)	(3 705)
E)  COMMODITY PRICE RISK
The commodity markets have experienced and are expected to continue to experience price fluctuations. AB InBev therefore uses both fixed price purchasing contracts and commodity derivatives to manage the exposure to price volatility. The most significant commodity hedges are included in the table below (expressed in outstanding notional amounts):

Million US dollar	31 December 2025	31 December 2024

Aluminum	2 312	1 841
Energy	212	207
Corn	197	203
Plastic	86	79
Sugar	66	73
Wheat	43	47
Rice	26	46
	2 942	2 496
Commodity price sensitivity analysis
The impact of changes in prices of commodities that are being financially hedged would not have had a material impact on AB InBev’s profit in 2025 as they are hedged using derivative contracts which are designated in hedge accounting in accordance with IFRS 9 rules.

The related impact is expected to be recognized in the income statement in subsequent periods, principally in 2026, when the underlying forecasted transactions occur.
The table below presents the estimated impact that changes in the price of the commodities, for which AB InBev held material derivative exposures would have on the equity reserves.

	2025			2024

		Pre-tax impact on equity			Pre-tax impact on equity

Million US dollar	Volatility of prices in %¹	Prices increase	Prices decrease	Volatility of prices in %¹	Prices increase	Prices decrease

Aluminum	22%	504	(504)	22%	408	(408)
Energy	47%	100	(100)	44%	92	(92)
Corn	19%	38	(38)	19%	38	(38)
Plastic	16%	14	(14)	16%	12	(12)
Sugar	27%	18	(18)	27%	20	(20)
Wheat	27%	12	(12)	27%	13	(13)
Rice	38%	10	(10)	38%	18	(18)
F)   EQUITY PRICE RISK
AB InBev enters into equity swap derivatives to hedge the price risk on its shares in connection with its share-based payments programs, as disclosed in Note 24
Share-based Payments.
AB InBev also hedges its exposure arising from shares issued in connection with the Grupo Modelo and SAB combinations (see also Note 11
Finance expense and income
). These derivatives do not qualify for hedge accounting and the changes in fair value are recognized in the income statement.
As of 31 December 2025, an exposure for an equivalent of 100.5m of AB InBev shares was hedged, resulting in a total loss of (213)m US dollar recognized in the income statement for the period in exceptional finance income/(expense). As of 31 December 2025, liabilities for equity swap derivatives amounted to 5.5 billion US dollar (31 December 2024: 5.6 billion US dollar).

1
Sensitivity analysis is assessed based on the yearly volatility using daily observable market data during 250 days at 31 December 2025 and 31 December 2024.

Equity price sensitivity analysis
The sensitivity analysis on the equity swap derivatives, calculated based on a 24% (2024: 19%; 2023: 18%;) reasonably possible volatility of the AB InBev share price, with all the other variables held constant, would show 1 563m US dollar positive/negative impact on the 2025 profit before tax (31 December 2024: 960m US dollar; 31 December 2023: 1 181m US dollar).
G)   CREDIT RISK
Credit risk encompasses all forms of counterparty exposure, i.e., where counterparties may default on their obligations to AB InBev in relation to lending, hedging, settlement and other financial activities. The company has a credit policy in place and the exposure to counterparty credit risk is monitored.
AB InBev mitigates its exposure through a variety of mechanisms. It has established minimum counterparty credit ratings and enters into transactions only with financial institutions of investment grade rating. The company monitors counterparty credit exposures closely and reviews any external downgrade in credit rating immediately. To mitigate pre-settlement risk, counterparty minimum credit standards become more stringent with increases in the duration of the derivatives. To minimize the concentration of counterparty credit risk, the company enters into derivative transactions with different financial institutions.
The company also has master netting agreements with all of the financial institutions that are counterparties to over the counter (OTC) derivatives. These agreements allow for the net settlement of assets and liabilities arising from different transactions with the same counterparty. Based on these factors, AB InBev considers the impact of the risk of counterparty default as of 31 December 2025 to be limited.
Exposure to credit risk
Credit risk arises from financial assets including trade and other receivables. The carrying amount of financial assets represents the maximum credit exposure of the company. The carrying amount is presented net of the impairment losses recognized and disclosed by financial asset class in section
A) Financial assets and liabilities
.
The maximum exposure to credit risk at the reporting date for trade and other receivables, excluding Brazilian tax credits, tax receivables other than income tax and prepaid expenses, was as follows:

	31 December 2025			31 December 2024

Million US dollar	Gross	Impairment	Net carrying amount	Gross	Impairment	Net carrying amount

Trade receivables	4 661	(399)	4 261	4 168	(377)	3 792
Other receivables	1 213	(68)	1 145	984	(61)	923
Trade and other receivables	5 874	(468)	5 406	5 152	(438)	4 714
There was no significant concentration of credit risks with any single counterparty as of 31 December 2025 and no single customer represented more than 10% of the total revenue of the group in 2025.
Impairment losses
The allowance for impairment recognized during the period on trade and other receivables was as follows:

	31 December 2025	31 December 2024	31 December 2023
Balance at end of previous year	(438)	(462)	(416)
Impairment losses	(53)	(56)	(54)
Derecognition	64	24	26
Currency translation and other	(40)	55	(18)
Balance at end of period	(468)	(438)	(462)
H)  LIQUIDITY RISK
Historically, AB InBev’s primary sources of cash flow have been cash flows from operating activities, the issuance of debt, bank borrowings and equity securities. AB InBev’s material cash requirements have included the following:

●	Debt servicing;

●	Capital expenditures;

●	Investments in companies;

●	Increases in ownership of AB InBev’s subsidiaries or companies in which it holds equity investments;

●	Share buyback programs; and

●	Payments of dividends and interest on shareholders’ equity.

The company believes that cash flows from operating activities, available cash and cash equivalents as well as short term investments, along with related derivatives and access to borrowing facilities, will be sufficient to fund capital expenditures, financial instrument liabilities and dividend payments going forward. It is the intention of the company to continue to reduce its financial indebtedness through a combination of strong operating cash flow generation and continued refinancing.
The table below presents the nominal contractual maturities of the company’s non-derivative financial liabilities including interest payments and derivative liabilities:

	31 December 2025

Million US dollar	Carrying amount	Contractual cash flows	Less than 1 year	1-2 years	2-3 years	3-5 years	More than 5 years

Non-derivative financial liabilities
Unsecured bond issues	(70 199)	(115 992)	(2 962)	(8 108)	(6 398)	(11 951)	(86 573)
Trade and other payables	(26 324)	(26 547)	(25 410)	(150)	(177)	(277)	(532)
Lease liabilities	(2 397)	(2 706)	(704)	(606)	(448)	(447)	(501)
Secured bank loans	(18)	(23)	(5)	(5)	(4)	(9)	-
Unsecured bank loans	(178)	(178)	(178)	-	-	-	-
Unsecured other loans	(221)	(239)	(84)	(132)	(12)	(2)	(10)
Bank overdrafts	(14)	(14)	(14)	-	-	-	-
	(99 351)	(145 700)	(29 358)	(9 001)	(7 039)	(12 686)	(87 617)

Derivative financial liabilities
Equity derivatives	(5 481)	(5 481)	(5 481)	-	-	-	-
Foreign exchange derivatives	(563)	(563)	(416)	(59)	-	(87)	-
Cross currency interest rate swaps	(205)	(205)	(60)	(51)	(32)	(18)	(44)
Interest rate swaps	(102)	(102)	(102)	-	-	-	-
Commodity derivatives	(46)	(46)	(46)	-	-	-	-
	(6 397)	(6 397)	(6 105)	(111)	(32)	(105)	(44)

Of which: related to cash flow hedges	(460)	(460)	(425)	(24)	-	(5)	(6)

	31 December 2024

Million US dollar	Carrying amount	Contractual cash flows	Less than 1 year	1-2 years	2-3 years	3-5 years	More than 5 years

Non-derivative financial liabilities
Unsecured bond issues	(69 484)	(113 412)	(3 453)	(3 416)	(7 311)	(14 352)	(84 881)
Trade and other payables	(24 601)	(24 760)	(23 750)	(257)	(128)	(328)	(297)
Lease liabilities	(2 303)	(2 592)	(639)	(620)	(398)	(447)	(488)
Secured bank loans	(19)	(25)	(5)	(4)	(4)	(8)	(4)
Unsecured bank loans	(94)	(94)	(94)	-	-	-	-
Unsecured other loans	(269)	(297)	(172)	(94)	(20)	(2)	(9)
	(96 770)	(141 181)	(28 113)	(4 391)	(7 861)	(15 138)	(85 678)

Derivative financial liabilities
Equity derivatives	(5 614)	(5 614)	(5 614)	-	-	-	-
Foreign exchange derivatives	(52)	(52)	(52)	-	-	-	-
Cross currency interest rate swaps	(55)	(55)	9	9	(30)	1	(46)
Interest rate swaps	(94)	(94)	(93)	-	-	-	(1)
Commodity derivatives	(69)	(69)	(69)	-	-	-	-
	(5 885)	(5 885)	(5 818)	9	(30)	1	(47)

Of which: related to cash flow hedges	(134)	(134)	(91)	(2)	(38)	-	(4)
I)  CAPITAL MANAGEMENT
AB InBev continuously optimizes its capital structure to maximize shareholder value while keeping the financial flexibility to execute strategic projects. AB InBev’s capital structure policy and framework aim to optimize shareholder value through cash flow distribution to the company from its subsidiaries, while maintaining an investment-grade rating and minimizing investments with returns below AB InBev’s weighted average cost of capital. Besides the statutory minimum equity funding requirements that apply to the company’s subsidiaries in the different countries, AB InBev is not subject to any externally imposed capital requirements. Management uses the same debt/equity classifications as applied in the company’s IFRS reporting to analyze the capital structure.
J)  FAIR VALUE
The table below summarizes the carrying amount and the fair value of the fixed rate interest-bearing financial liabilities as recognized in the statement of financial position. Floating rate interest-bearing financial liabilities, trade and other receivables and trade and other payables, lease liabilities and derivative financial instruments have been excluded from the analysis as their carrying amount is a reasonable approximation of their fair value.

Interest-bearing financial liabilities	31 December 2025		31 December 2024

Million US dollar	Carrying amount	Fair value	Carrying amount	Fair value

Fixed rate
US dollar	(41 050)	(41 863)	(45 800)	(45 558)
Euro	(27 854)	(27 187)	(21 915)	(21 605)
Pound sterling	(519)	(467)	(1 108)	(1 046)
Canadian dollar	(509)	(465)	(484)	(461)
Other	(364)	(362)	(375)	(373)
	(70 296)	(70 343)	(69 682)	(69 044)
The table below presents the fair value hierarchy, which classifies financial instruments according to the extent to which their valuation relies on observable market inputs:

Fair value hierarchy 31 December 2025 Million US dollar	Quoted (unadjusted) prices - level 1	Observable market inputs - level 2	Unobservable market inputs - level 3

Financial Assets
Derivatives at fair value through profit and loss	-	36	-
Derivatives in a cash flow hedge relationship	31	454	-
Derivatives in a net investment hedge relationship	-	207	-
	31	696	-
Financial Liabilities
Deferred consideration on acquisitions at fair value	-	-	241
Derivatives at fair value through profit and loss	-	5 609	-
Derivatives in a cash flow hedge relationship	64	396	-
Derivatives in a fair value hedge relationship	-	102	-
Derivatives in a net investment hedge relationship	-	227	-
	64	6 333	241

Fair value hierarchy 31 December 2024 Million US dollar	Quoted (unadjusted) prices - level 1	Observable market inputs - level 2	Unobservable market inputs - level 3

Financial Assets
Held for trading (non-derivatives)	-	9	-
Derivatives at fair value through profit and loss	-	26	-
Derivatives in a cash flow hedge relationship	27	416	-
Derivatives in a net investment hedge relationship	-	345	-
	27	796	-
Financial Liabilities
Deferred consideration on acquisitions at fair value	-	-	288
Derivatives at fair value through profit and loss	-	5 644	-
Derivatives in a cash flow hedge relationship	29	105	-
Derivatives in a fair value hedge relationship	-	94	-
Derivatives in a net investment hedge relationship	-	14	-
	29	5 857	288
There were no significant changes in the measurement and valuation techniques, or significant transfers between the levels of the financial assets and liabilities during the period. Movements in the fair value “level 3” category of financial liabilities, measured on a recurring basis, are mainly related to the settlement and remeasurement of deferred consideration from prior years acquisitions and the put option as described below.

Non-derivative financial liabilities
As part of the 2012 shareholders agreement between Ambev and E. León Jimenes S.A. (“ELJ”), following the acquisition of Cervecería Nacional Dominicana S.A. (“CND”), a forward-purchase contract (combination of a put option and purchased call option) was put in place which may result in Ambev acquiring additional shares in CND. In July 2020, Ambev and ELJ amended the Shareholders’ Agreement to extend their partnership and change the terms and the exercise date of the call and put options. On 31 January 2024, ELJ exercised its put option to sell to Ambev approximately 12% of the shares of CND for a net consideration of 0.3 billion US dollar. The closing of the transaction resulted in Ambev’s participation in CND increasing from 85% to 97%. ELJ currently holds 3% of CND and the remaining put option is exercisable as from 2026. As of 31 December 2025, the put option on the remaining shares held by ELJ was valued at 210m US dollar (31 December 2024: 195m US dollar) and recognized as a deferred consideration on acquisitions at fair value in the “level 3” category above.
K)  HEDGING RESERVES
The company’s hedging reserves disclosed in Note 21 C
hanges in equity and earnings per share
relate to the following instruments:

Million US dollar	Commodities	Foreign currency & others	Total hedging reserves

As of 1 January 2025	(241)	731	490
Change in fair value of hedging instrument recognized in OCI	403	(312)	92
Reclassified to profit or loss / cost of inventory	(81)	(111)	(192)
As of 31 December 2025	82	308	390

Million US dollar	Commodities	Foreign currency & others	Total hedging reserves

As of 1 January 2024	(304)	486	181
Change in fair value of hedging instrument recognized in OCI	54	519	573
Reclassified to profit or loss / cost of inventory	9	(273)	(264)
As of 31 December 2024	(241)	731	490
L)  OFFSETTING FINANCIAL ASSETS AND LIABILITIES
The following financial assets and liabilities are subject to offsetting, enforceable master netting agreements and similar agreements:

	31 December 2025

Million US dollar	Gross amount	Net amount recognized in the statement of financial position 1	Other offsetting agreements 2	Total net amount

Derivative assets	728	728	(725)	3
Derivative liabilities	(6 397)	(6 397)	725	(5 672)

	31 December 2024

Million US dollar	Gross amount	Net amount recognized in the statement of financial position 1	Other offsetting agreements 2	Total net amount

Derivative assets	815	815	(814)	1
Derivative liabilities	(5 886)	(5 886)	814	(5 071)

1	Net amount recognized in the statement of financial position after considering agreements that meet the offsetting criteria under IFRS.
2	Other offsetting agreements include collateral, guarantee instruments and offsetting agreements that do not meet the offsetting criteria under IFRS.